1 Amalgamated Financial Corp. Fourth Quarter 2024 Earnings Presentation January 23, 2025

2 Safe Harbor Statements FORWARD-LOOKING STATEMENTS Statements included in this presentation that are not historical in nature are intended to be, and are hereby identified as, forward-looking statements within the meaning of the Private Securities Litigation Reform Act, Section 21E of the Securities Exchange Act of 1934, as amended. Forward- looking statements are not statements of historical or current fact nor are they assurances of future performance and generally can be identified by the use of forward-looking terminology, such as “may,” “approximately,” “will,” “anticipate,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “possible,” and “intend,” or the negative thereof as well as other similar words and expressions of the future. Forward-looking statements are subject to risks, uncertainties and assumptions that are difficult to predict as to timing, extent, likelihood and degree of occurrence, which could cause our actual results to differ materially from those anticipated in or by such statements. Potential risks and uncertainties include, but are not limited to, the following: 1. uncertain conditions in the banking industry and in national, regional and local economies in our core markets, which may have an adverse impact on our business, operations and financial performance; 2. deterioration in the financial condition of borrowers resulting in significant increases in loan losses and provisions for those losses 3. deposit outflows and subsequent declines in liquidity caused by factors that could include lack of confidence in the banking system, a deterioration in market conditions or the financial condition of depositors; 4. changes in our deposits, including an increase in uninsured deposits; 5. our ability to maintain sufficient liquidity to meet our deposit and debt obligations as they come due, which may require that we sell investment securities at a loss, negatively impacting our net income, earnings and capital; 6. unfavorable conditions in the capital markets, which may cause declines in our stock price and the value of our investments; 7. negative economic and political conditions that adversely affect the general economy, housing prices, the real estate market, the job market, consumer confidence, the financial condition of our borrowers and consumer spending habits, which may affect, among other things, the level of non- performing assets, charge-offs and provision expense; 8. fluctuations or unanticipated changes in the interest rate environment including changes in net interest margin or changes in the yield curve that affect investments, loans or deposits; 9. the general decline in the real estate and lending markets, particularly in commercial real estate in our market areas, and the effects of the enactment of or changes to rent-control and other similar regulations on multi-family housing; 10. changes in legislation, regulation, public policies, or administrative practices impacting the banking industry, including increased minimum capital requirements and other regulation in the aftermath of recent bank failures; 11. the outcome of any legal proceedings that may be instituted against us; 12. our inability to achieve organic loan and deposit growth and the composition of that growth; 13. the composition of our loan portfolio, including any concentration in industries or sectors that may experience unanticipated or anticipated adverse conditions greater than other industries or sectors in the national or local economies in which we operate; 14. inaccuracy of the assumptions and estimates we make and policies that we implement in establishing our allowance for credit losses; 15. changes in loan underwriting, credit review or loss reserve policies associated with economic conditions, examination conclusions, or regulatory developments; 16. any matter that would cause us to conclude that there was impairment of any asset, including intangible assets; 17. limitations on our ability to declare and pay dividends; 18. the impact of competition with other financial institutions, including pricing pressures and the resulting impact on our results, including as a result of compression to net interest margin; 19. increased competition for experienced members of the workforce including executives in the banking industry; 20. a failure in or breach of our operational or security systems or infrastructure, or those of third party vendors or other service providers, including as a result of unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and other security breaches; 21. increased regulatory scrutiny and exposure from the use of “big data” techniques, machine learning, and artificial intelligence; 22. downgrade in our credit rating; 23. “greenwashing claims” against us and our Environmental, Social and Governance (“ESG”) products and increased scrutiny and political opposition to ESG and Diversity, Equity and Inclusion (“DEI”) practices; 24. any unanticipated or greater than anticipated adverse conditions (including the possibility of earthquakes, wildfires, and other natural disasters)affecting the markets in which we operate; 25. physical and transitional risks related to climate change as they impact our business and the businesses that we finance; 26. future repurchase of our shares through our common stock repurchase program; and 27. descriptions of assumptions underlying or relating to any of the foregoing. Additional factors which could affect the forward-looking statements can be found in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the SEC and available on the SEC’s website at www.sec.gov/. We disclaim any obligation to update or revise any forward-looking statements contained in this presentation, which speak only as of the date hereof, or to update the reasons why actual results could differ from those contained in or implied by such statements, whether as a result of new information, future events or otherwise, except as required by law. NON-GAAP FINANCIAL MEASURES This presentation contains certain non-GAAP financial measures including, without limitation, “Core Operating Revenue,” “Core Non-interest Expense,” “Tangible Common Equity,” “Average Tangible Common Equity,” “Core Efficiency Ratio,” “Core Net Income,” “Core ROAA,” and “Core ROATCE.” We believe these non-GAAP financial measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP. Specifically, we believe these non-GAAP financial measures (a) allow management and investors to better assess our performance by removing volatility that is associated with discrete items that are unrelated to our core business, and (b) enable a more complete understanding of factors and trends affecting our business. Non-GAAP financial measures, however, have inherent limitations, are not required to be uniformly applied, and are not audited. Accordingly, these non-GAAP financial measures should not be considered as substitutes for GAAP financial measures, and we strongly encourage investors to review the GAAP financial measures included in this presentation and not to place undue reliance on any single financial measure. In addition, because non-GAAP financial measures are not standardized, it may not be possible to compare the non-GAAP financial measures presented in this presentation with other companies’ non-GAAP financial measures having the same or similar names. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use. Reconciliations of non-GAAP financial disclosures to what we believe to be the most directly comparable GAAP measures found in this presentation are set forth in the final pages of this presentation and also may be viewed on the bank’s website, amalgamatedbank.com. You should assume that all numbers presented are unaudited unless otherwise noted.

3 $28.0mm Core Net Income1,2 $0.90 Core EPS1,2 $167.6mm Net Loan Growth3 9.06% Leverage Ratio $73.1mm Net Interest Income 3.59% Net Interest Margin 4Q24 Highlights 3Q24 4Q24 3Q24 4Q24 3.8% 3Q24 4Q243Q24 4Q24 3Q24 4Q24 0.1% 3Q24 4Q24 8 bps5.0% 1.4% 1 GAAP Net Income and GAAP EPS for 4Q24 are $24.5 million and $0.79, respectively 2 See non-GAAP disclosures on pages 28-29 3 Excludes a $36.0 million pool of lower-yielding and non-performing residential loans moved to held-for-sale in Q4 0.6%

Performance Tracking

TBV PER-SHARE ($)


18.74
19.73
20.61
22.29
22.60
4Q23
1Q24
2Q24
3Q24
4Q24

CORE ROAE


15.77%
17.14%
16.93%
16.66%
15.80%
4Q23
1Q24
2Q24
3Q24
4Q24

CAPITAL RATIOS


12.98%
13.68%
13.48%
13.82%
13.90%
8.07%
8.29%
8.42%
8.63%
9.06%
4Q23
1Q24
2Q24
3Q24
4Q24
Leverage Ratio
CET1

PER-SHARE KPI'S ($)


2.48
2.48
2.52
2.62
2.67
0.72
0.83
0.85
0.91
0.90
4Q23
1Q24
2Q24
3Q24
4Q24
EPS(1)
Rev/Sh(1)

CORE ROAA


1.10%
1.27%
1.27%
1.33%
1.34%
4Q23
1Q24
2Q24
3Q24
4Q24

TCE RATIO


7.16%
7.41%
7.66%
8.14%
8.41%
4Q23
1Q24
2Q24
3Q24
4Q24

amalgamated FINANCIAL CORP.

1 Core metrics shown

4

5 TOTAL GAAP DEPOSITS1 ($bn) Deposit Portfolio 7.0 7.3 7.4 7.6 7.2 7.3 5.8 5.8 5.9 6.0 6.2 6.3 0.2 0.2 0.2 0.1 — —1.0 1.3 1.3 1.5 1.0 1.0 On-BS Political Brokered CDs All Other Deposits 4Q23 1Q24 2Q24 3Q24 4Q24 1/17/25 1.99 1.16 0.97 1.27 0.81 0.38 0.54 CML - Labor CML- Social/Philanthropy CML - Political CML - NFP Consumer CML - Climate/Sustainability CML - Other(3) 1 For additional relevant data points, please refer to the Metrics Index slides on Appendix pages 26-27 2 See Core Deposits disclosure on Appendix page 20 for reconciliation of total GAAP Deposits to total Core Deposits 3 CML - Other contains but is not limited to: nursing homes, commercial real estate, and non-impact accounts TOTAL CORE DEPOSITS2 BY IMPACT SEGMENT ($bn) POLITICAL DEPOSITS1 ($bn) 0.2 0.3 0.4 0.5 0.6 0.8 1.1 1.2 0.6 0.7 0.8 1.0 1.0 1.1 1.3 1.2 0.6 0.7 0.8 1.0 1.2 1.4 1.7 2.0 1.0 1.0 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1/17 $7.1bn High deposit points reflected in the quarter preceding a major election Low deposit points reflected in the quarter during a major election Initial deposit rebuild reflected in the quarter after a major election $251 $71 Short-term Borrowings ($mm)

6 SECURITIES – BOOK VALUE1,2,3 ($bn) Investment Securities 3.3 3.3 3.4 3.4 3.3 1.4 1.4 1.4 1.4 1.3 1.1 1.1 1.2 1.2 1.2 0.8 0.7 0.9 0.9 0.8 Non-Agency PACE Agency 4Q23 1Q24 2Q24 3Q24 4Q24 1 Securities book value excludes unrealized Available for Sale (AFS) gain / loss on sale 2 Non-Agency includes corporate bonds 3 For additional relevant data points, please refer to the Metrics Index slides on Appendix pages 26-27 SECURITIES – YIELDS2 ($bn) 5.75% 5.58% 5.57% 5.69% 5.39%5.43% 5.57% 5.52% 5.53% 5.61% 3.22% 3.36% 3.55 3.51% 3.45% Non-Agency Yield PACE Yield Agency Yield 4Q23 1Q24 2Q24 3Q24 4Q24

7 7 537 899 110 Investment Securities Composition HTM PORTFOLIO COMPOSITION1,2,3 ($mm) 236 289 18 Agency Non-Agency Corporates & Other $1,546mm $542mm VALUATION LOSS AS A % OF PORTFOLIO BALANCE2,3 AFS: AFS PORTFOLIO COMPOSITION1,2,3 ($mm) 1 Both AFS and HTM securities balances shown at amortized cost 2 PACE assets not included in portfolio composition or valuation loss charts 3 For additional relevant data points, please refer to the Metrics Index slides on Appendix pages 26-27 6.7% 6.1% 5.2% 3.5% 4.5% 4Q23 1Q24 2Q24 3Q24 4Q24 7.2% 7.2% 7.1% 5.0% 7.9% 4Q23 1Q24 2Q24 3Q24 4Q24 HTM:

8 Loans Held for Investment TOTAL LOANS ($bn) 4.41 4.42 4.47 4.55 4.67 4.68% 4.76% 4.68% 4.79% 5.00% Loan Yield 4Q23 1Q24 2Q24 3Q24 4Q24 1.4 1.4 1.4 1.4 1.3 1.1 1.2 1.2 1.3 1.4 1.0 1.0 1.0 1.1 1.2 0.4 0.4 0.4 0.4 0.4 0.4 0.4 0.4 0.4 0.40.02 0.02 0.02 0.02 0.02 Residential Multifamily C&I Consumer/other CRE Construction and land 4Q23 1Q24 2Q24 3Q24 4Q24 LOAN COMPOSITION ($bn) 1.2 0.2 1.0 0.4 0.2 0.3 0.2 0.03 Mission Aligned Loans Non-Impact Loans Multifamily CRE and Land C&I Consumer/Other MISSION-ALIGNED LOAN COMPOSITION1,2,3 ($bn) 1 Does not include residential or HELOC loans 2 For more detail on the mission-aligned loan portfolio, please refer to slides 21-22 3 For additional relevant data points, please refer to the Metrics Index slides on Appendix pages 26-27

9 21.6% 17.0% 20.4% 3.2% 6.0% 31.8% Real Estate Portfolio Composition 14.5% 7.0% 14.1% 36.1% 2.1% 12.4% 13.8% CRE COMPOSITION BY PROPERTY TYPE1MULTIFAMILY COMPOSITION BY RENT STABILIZATION1 Category Weighted Avg. LTV Weighted Avg. DSCR3 Pre 1974 RS2 52.4% 1.55 Section 8 57.6% 1.45 421a 57.3% 1.51 FHEPs 50.9% 1.26 Other - Stabilized 53.8% 1.46 Free Market 50.4% 1.56 Category Weighted Avg. LTV Weighted Avg. DSCR3 Office 32.2% 1.61 Office - Owner Occupied 55.6% 3.77 Retail 45.9% 1.60 Industrial 37.3% 2.22 Mixed Use 31.6% 3.50 Education 53.6% 1.51 Other 44.5% 1.63 $412mm$1,351mm MULTIFAMILY DELINQUENCY SNAPSHOT ($mm) CRE DELINQUENCY SNAPSHOT ($mm)$ Total Change Last 2 Years ($) % of Total Portfolio Non-Performing — -3.8 —% Criticized/Classified 8.6 -11.3 0.6% 30-89 DPD 8.2 8.20 0.6% Total TTM % of Total Portfolio Net Charge-Offs 0.5 0.04% $ Total Change Last 2 Years ($) % of Total Portfolio Non-Performing 4.1 -0.8 1.0% Criticized/Classified 4.1 -31.1 1.0% 30-89 DPD 1.3 -10.4 0.3% Total TTM % of Total Portfolio Net Charge-Offs — —% 1 Balances shown do not include deferred fees and costs 2 Rent-Stabilized loans defined as any real estate loan that has units subject to rent-stabilization rules 3 Weighted Avg. DSCR values shown are calculated using bank-underwritten DSCR's only

10 Real Estate Portfolio By Maturity MULTIFAMILY PORTFOLIO MATURITY TIMELINE1 ($mm) $177 $132 $326 $150 $567 Pre 1974 RS Section 8 421a FHEPs Other-Stabilized Free Market 2025 2026 2027 2028 2029+ CRE PORTFOLIO MATURITY TIMELINE1 ($mm) $120 $16 $19 $64 $192 Office Office - Owner Occupied Retail Industrial Mixed Use Education Other 2025 2026 2027 2028 2029+ LTV DSCR2 51.7% 1.71 51.3% 1.43 59.0% 1.45 53.7% 1.4 51.8% 1.54 53.7% 1.51 LTV DSCR2 39.2% 1.45 40.9% 1.49 46.7% 1.69 42.0% 1.86 43.3% 2.49 41.9% 2.01Total:Total: 1 Balances shown do not include deferred fees and costs 2 Weighted Avg. DSCR values shown are calculated using bank-underwritten DSCR's only

11 Selected Real Estate Risk Exposure Profile RISK EXPOSURE PROFILE PRE-1974 RS2 AND OFFICE-ONLY LOAN DISTRIBUTION BY COUNTY1 ($mm) 47.4% 31.6% 9.8% 1.8% 9.4% Manhattan, NY Brooklyn (Kings), NY Queens, NY Ocean, NJ Other, NY $352mm Portfolio Balance ($mm) LTV DSCR3 Office-Only CRE Loans 59.5 32.2% 1.61 Pre-1974 RS2 Multifamily Loans 292.2 52.4% 1.55 Total 351.7 48.0% 1.58 Percent of Total Real Estate Portfolio 20% Percent of Total Loans 8% Percent of Total Assets 4% Percent of Tier 1 Capital 46% Percent of stabilized units in Pre-1974 RS Loans2 77% Percent of total multifamily units subject to Pre-1974 rent-stabilization rules 14% 1 Balances shown do not include deferred fees and costs 2 Rent-Stabilized loans defined as any real estate loan that has units subject to rent-stabilization rules 3 Weighted Avg. DSCR values shown are calculated using bank-underwritten DSCR's only MULTIFAMILY GEOGRAPHIC DISTRIBUTION1 ($mm) 72.6% 11.4% 3.6% 2.5% 9.9% NY DC CA MA Other $1,351mm CRE GEOGRAPHIC DISTRIBUTION1 ($mm) 80.4% 10.4% 2.5% 2.4% 4.3% NY CA IL CO Other $411mm

12 Net Interest Income & Margin 67.3 68.0 69.2 72.1 73.1 3.44% 3.49% 3.46% 3.51% 3.59% Net Interest Margin 4Q23 1Q24 2Q24 3Q24 4Q24 NIM 8 bps NET INTEREST INCOME & MARGIN ($mm)

13 Non-Interest Income and Expense 8.5 8.3 8.5 8.8 9.4 1.8 1.2 1.1 1.1 1.4 3.6 3.9 3.7 3.7 4.0 3.1 3.2 3.8 4.0 4.0 Retail banking Trust fee income Core other income 4Q23 1Q24 2Q24 3Q24 4Q24 NON-INTEREST EXPENSE1 ($mm) 37.7 38.5 39.5 40.7 41.1 37.8 38.2 39.5 41.0 41.1 49.7% 50.4% 50.8% 50.4% 49.8% 49.2% 48.7% 50.4% 50.5% 52.8% Core NIX NIX Core Eff Ratio Eff Ratio 4Q23 1Q24 2Q24 3Q24 4Q24 CORE NON-INTEREST INCOME1,2 ($mm) 1 See non-GAAP disclosures on pages 28-29 2 For additional relevant data points, please refer to the Metrics Index slides on Appendix pages 26-27

14 NPA / TOTAL ASSETS Credit Quality QUARTERLY NCO / AVERAGE LOANS1 4Q24 HIGHLIGHTS2 • Net charge-offs of 0.36% include: ◦ $1 million in residential loan charge- offs in December as part of a non- performing sale ◦ $0.5 million charge-off on a $2.3 million multifamily loan note sale • Pass rated loans are 98% of loan portfolio CRITICIZED AND CLASSIFIED LOANS ($mm) 0.43% 0.42% 0.43% 0.34% 0.31% 4Q23 1Q24 2Q24 3Q24 4Q24 0.51% 0.20% 0.25% 0.61% 0.36% Residential Solar Commercial 4Q23 1Q24 2Q24 3Q24 4Q24 111 101 95 89 96 4Q23 1Q24 2Q24 3Q24 4Q24 1 Annualized 2 For additional relevant data points, please refer to the Metrics Index slides on Appendix pages 26-27

15 2025 Guidance INTEREST REVENUE AND EARNINGS OUTLOOK • Net Interest Income of $293 million to $297 million. • Core pre-tax pre-provision earnings of $159 million to $163 million. PERFORMANCE TARGETS • YE Balance Sheet growth ~ 3%: • 9.0% Tier 1 leverage baseline • 52% core efficiency outer band • 1.3% annual core ROAA • 3.5% - 5.0% core revenue growth

Appendix

17 Ending Deposits + Brokered CDs ($bn) 84.9 73.3 130.7 142.8 157.7 2020 2021 2022 2023 2024 Trends KEY FINANCIAL TRENDS THROUGH 4Q24 10.0% CAGR1 7.7% CAGR1 16.8% CAGR1 NPA / Total Assets Loans + PACE ($mm) 5.3 6.4 6.6 7.0 7.2 5.3 6.4 6.5 6.8 7.2 .1 .2 — 2020 2021 2022 2023 2024 1.38% 0.77% 0.44% 0.43% 0.31% 2020 2021 2022 2023 2024 3.9 3.9 5.0 5.5 5.8 3.4 3.3 4.1 4.3 4.6 .4 .6 .9 1.1 1.2 2020 2021 2022 2023 2024 >> 7.6% CAGR1 (Loans) Core Pre-Tax Pre-Provision Earnings2,3 ($mm) 8.1% CAGR1 (excl. Brokered CD) 1 Compounded Annual Growth Rate (“CAGR”) 2 See solar tax investment slide 18 for components of income exclusions 3 GAAP Pre-tax, pre-provision income was $155.9 in 2024, $139.4 million in 2024, $123.2 million in 2022, and $70.4 in 2021, and $86.7 in 2020 the only years impacted by our solar investments

Solar Tax-Equity Investments

OVERVIEW OF SOLAR TAX EQUITY INVESTMENTS

- Metrics excluding the impact of tax credits or accelerated depreciation is a meaningful way to evaluate our performance and are adjusted in accordance with the chart below
  - Immediate realization of tax benefits and subsequent accelerated depreciation of the value of the investment creates volatility in the GAAP and core earnings presentations
  - Steady state income is generally achieved within 4-6 quarters of initial investment and all investments are net profitable over their lives (generally 5 years)

ACTUAL AND PROJECTED SOLAR INCOME[1,2,3]

($mm)



Actual
Forecast
FY23: 1.6, 3.3
FY24: 1.2, -2.0
1Q25: 0.4, -2.9
2Q25: 0.4, -0.3
3Q25: 0.6
4Q25: 0.4
FY25: 1.7, -3.2
FY26: 0.9, 0.3
Tax credits (accelerated depreciation) on solar investments
Steady state solar income

amalgamated FINANCIAL CORP.

1 Actual results and projected solar income forecasts were revised in 4Q23
2 Balances presented are not tax effected
3 Refer to Reconciliation of Non-GAAP Financial Measures on slides 28-29 for further details on impact to key ratios



18

19 Reconciliation of Core Deposits Total Core Deposits1, $mm 12/31/2024 Total Deposits (GAAP) 7,180.6 Less: Brokered CDs — Total Deposits, excl. Brokered CDs 7,180.6 Add: Deposits held off-balance sheet — Less: Non-Broker Listing Service CDs (1.2) Less: Other non-core, intercompany, and transactional accounts (49.7) Core Deposits 7,129.8 1 Core deposits are defined as total deposits including deposits held off-balance sheet, but excluding all brokered deposits, deposits from deposit listing services, temporary transaction deposits, certain escrow deposits, and intercompany deposits, transactional political deposits, and transitional deposits scheduled for our Trust business. We believe the most directly comparable GAAP financial measure is total deposits. • All remaining brokered CD's called in Q4 • All deposits brought back on Balance-Sheet to fund Q4 Political Deposit Runoff • All $970mm of remaining political deposits at 12/31 considered core 4Q24 HIGHLIGHTS

Super-Core Deposits

SUPER-CORE DEPOSITS[2] BY IMPACT SEGMENT

($bn)

Impact Sector	Total Balance ($M)	% of Total Core Deposits	Weighted Avg. Account Duration (Years)
CML - Labor	1.6	22%	25
Cons - Labor	0.6	9%	23
CML - Social/Philanthropy	0.6	9%	11
CML - Political	0.5	7%	8
CML - Climate/Sustainability	0.2	3%	9
CML - NFP	0.1	2%	7
CML - Other[(1)]	0.2	3%	16
Total	3.8	54%	18
Other Core Deposits	3.3	46%	2
Total Core Deposits[(3)]	7.1		11

3Q24 HIGHLIGHTS

- Super-core deposits[2] make up $3.8 billion, or 54% of total core deposits
  - Super-core deposits are minimum 5-years old & concentrated with mission-aligned customers
  - Highly sticky
- Weighted average account duration of our super-core deposits is 18 years, compared to 2 years for our other core deposits
- Cash and borrowing potential totals $2.7 billion, or 84% of non-supercore deposits, with a total borrowings utilization rate of 9%, excluding subordinated debt
- Total available liquidity, including cash, unpledged non-PACE securities and borrowing potential totals $3.2 billion or 98% of non-super-core deposits amalgamated FINANCIAL CORP.

1 CML - Other contains but is not limited to: nursing homes, commercial real estate, and non-impact accounts
2 Super-core deposits are defined as all deposit accounts with a relationship length of at least 5 years, excluding brokered certificates of deposit
3 Core deposits are defined as total deposits including deposits held off-balance sheet, but excluding all brokered deposits, deposits from deposit listing services, temporary transaction deposits, certain escrow deposits, intercompany deposits, transactional political deposits and transitional deposits scheduled for our Trust business.. We believe the most directly comparable GAAP financial measure is total deposits. See Core Deposits disclosure on Appendix page 20



20

211 For more detail on specific loan types included in each impact segment, see Appendix page 22 2 Balances shown do not include deferred fees and costs 3 Does not include residential or HELOC loans Mission-Aligned Loan Portfolio 1,189 1 162 CRE AND LAND LOANS BY IMPACT SEGMENT1,2 ($mm) 50 4 72 5 7 274 C&I LOANS BY IMPACT SEGMENT1,2 ($mm) 45 631246 38 10 206 CONSUMER AND OTHER LOANS BY IMPACT SEGMENT1,2,3 ($mm) 366 35 C&I Climate Protection Detail Solar: $502mm Alternative Energy: $75mm Other: $54mm MULTIFAMILY LOANS BY IMPACT SEGMENT1,2 ($mm)

22 LOAN TYPES INCLUDED WITHIN EACH IMPACT SEGMENT Impact Segment Definitions Climate Protection • Renewable Energy • Energy Efficiency • Energy Storage Community Empowerment • Non-Profits • CDFI's • Labor Unions • Political Organizations Health & Wellness • Medical Facilities • Rehabilitation Centers • Senior Care • Memory Care Housing • Low/Middle Income Housing • Workforce Housing Sustainable Commerce • Manufacturers • Distributors • Service Companies with Sustainable Practices Non-Impact • Other loans that are not mission-aligned, including legacy C&I agreements, legacy CRE loans, and certain government guaranteed facilities

23 684 24 (4) (0.8) — 2 (12) 693 22.29 23.09 22.97 22.95 22.96 22.99 22.60 22.60 9/30/24 Earnings Dividends @ $.12/ share Buybacks - Equity Impact Buybacks - Share count Other(1) AFS Mark 12/31/24 4Q24 SUMMARY • TBV increase of 1.4% primarily driven by $24.5 million in net income • Offset by $12.0mm OCI impact of worsening AFS mark-to- market and $3.7mm equity impact of dividend issuance • Net 1 basis point decline in TBV ratio attributable to share repurchase activity in the quarter • Dividend Payout Ratio was 15.2% Tangible Book Value TANGIBLE COMMON EQUITY & TANGIBLE BOOK VALUE ($mm) 1 Other includes the effect of stock issuance

24 684 (11) (1) 24 (4) 0.8 693 8.14 8.02 8.01 8.31 8.26 8.28 8.28 8.41 Tangible Common Equity TCE Ratio 9/30/24 OCI - Rate Impact OCI - AFS Purch/Sales Earnings Dividends @ $.12/ share Buybacks and Stock Issuance 12/31/24 Tangible Asset Reduction 4Q24 SUMMARY • Tangible Common Equity Ratio was 8.41%, up 27bps, or 6.43% from 8.14% in the prior quarter • TCE Ratio increase primarily driven by: ◦ $24.5 million in net income • Additionally driven by $156.6mm decrease in tangible assets ◦ $15.4 million through worsening AFS mark-to-market ◦ $141.1 million through operations • Offset by $12.0mm OCI impact of AFS mark-to-market decline ◦ Cumulative OCI impact on TCE Ratio in the quarter: -13bps • Cumulative operations impact on TCE Ratio in the quarter: +27bps Tangible Common Equity Ratio TANGIBLE COMMON EQUITY & TCE RATIO ($mm) 1 Other includes the effect of stock issuance Operational ImpactOCI Impact Asset Reduction

25 Allowance for Credit Losses on Loans ALLOWANCE FOR CREDIT LOSSES ON LOANS / TOTAL LOANS 1.49% 1.46% 1.42% 1.35% 1.29% 4Q23 1Q24 2Q24 3Q24 4Q24 61.5 (4.2) 0.4 1.8 4.2 0.1 (3.7) 60.1 9/30/24 NCO's Loan Balances Specific Reserves Charge Off Expense Quant(1) Qual 12/31/24 ALLOWANCE WATERFALL ($mm) 1.15% 0.21% 0.39% 6.06% 0.71% 7.96% 6.83% C&I Multifamily CRE Land Residential Consumer Solar Consumer and Other ACL COVERAGE RATIO BY LOAN TYPE 1 Quantitative allowance build/release includes the impact of economic forecasts

26 Metrics Index DEPOSITS Metric 4Q24 3Q24 Change QoQ Total Deposits ex Brokered ($bn) 7.18 7.49 (0.31) Political Deposits ($mm) 970 1,962 -992 Political Deposits as a % of Total Deposits1 13.0% 26.2% -13.2% Total Cost of Deposits1 152 bps 151 bps 1 bps Interest-Bearing Deposit Cost1 270 bps 302 bps -32 bps Non-Interest Bearing % of Deposit Portfolio1 39.9% 50.7% -10.8% Non-Interest Bearing % of Avg Deposits1 43.6% 49.9% -6.3% Total Uninsured Deposits ($bn) 3.71 4.52 (0.81) Uninsured % of Total Deposits1 51.6% 60.3% -8.7% 2 day Liquidity Coverage of Uninsured Deposits (%) 85.8% 107.2% (21.4)% Cash and Borrowing Capacity Coverage of Uninsured, Non-Supercore Deposits (%) 143.4% 200.6% (57.2)% Loan/Deposit Ratio 65.1% 59.9% 5.2% Metric 4Q24 3Q24 Change QoQ Total Mission-Aligned Loans ($bn) 2.67 2.52 0.15 Pass-Rated Loans as a % of Loan Portfolio 97.9% 98.1% (0.2)% Total Non-Performing Assets ($mm) 25.9 28.6 (2.7) NPA/Total Assets (%) 0.31% 0.34% (0.03)% % of Loan Portfolio with Floating Rate of Interest 13.4% 12.1% 1.3% LOANS & CREDIT QUALITY Metric 4Q24 3Q24 Change QoQ Trust Assets Under Custody ($bn) 35.0 35.4 (0.4) Trust Assets Under Management ($bn) 14.6 14.6 0.0 TRUST 1 Excludes Brokered CDs

Metrics Index

SECURITIES

Metric	4Q24	3Q24	Change QoQ
Total Investment Securities Book Value[1] ($bn)	3.3	3.4	(0.1)
Agency Securities as % of Total Portfolio[2]	23.5%	25.6%	(2.1)%
PACE LTV	12.0%	11.9%	0.1%
% of AAA rated Non-Agency MBS/ABS Securities[3]	86.1%	86.3%	(0.2)%
% of Non-Agency MBS/ABS Securities Rated A or Higher[3]	99.9%	99.9%	—%
Average Subordination for C&I CLOs	43.8%	42.8%	1.0%
% of Portfolio with Floating Rate of Interest[4]	16.0%	21.0%	(5.0)%
% of Portfolio with Floating Rate of Interest, excl. PACE[4]	25.0%	31.0%	(6.0)%
% of AFS Portfolio with Floating Rate of Interest[4]	23.0%	33.0%	(10.0)%
% of AFS Portfolio with Floating Rate of Interest, excl. PACE[4]	25.0%	35.0%	(10.0)%
% of HTM Portfolio with Floating Rate of Interest[4]	8.0%	11.0%	(3.0)%
% of HTM Portfolio with Floating Rate of Interest, excl. PACE[4]	25.0%	30.0%	(5.0)%

Metric	4Q24	3Q24	Change QoQ
Weighted Avg Duration[5], (years)			
Total Securities Portfolio, excl. PACE	2.6	2.5	0.1
AFS - total	2.3	2.2	0.1
AFS - ex-PACE	2.1	2.0	0.1
AFS - PACE	4.1	4.3	(0.2)
HTM - total	5.2	5.2	0.0
HTM - ex-PACE	4.2	4.0	0.2
HTM - PACE	5.5	5.7	(0.2)
Valuation Loss ($mm)			
AFS - total	67.2	51.7	15.5
AFS - ex-PACE	69.0	59.0	10.0
AFS - PACE	(1.8)	(7.2)	5.4
HTM - total	154.2	97.5	56.7
HTM - ex-PACE	42.7	29.5	13.2
HTM - PACE	111.5	68.1	43.4
Valuation Loss as % of portfolio balance			
AFS - total	4.0 %	2.8 %	1.2 %
AFS - ex-PACE	4.5 %	3.5 %	1.0 %
AFS - PACE	(1.2)%	(5.1)%	3.9 %
HTM - total	9.7 %	6.0 %	3.7 %
HTM - ex-PACE	7.9 %	5.0 %	2.9 %
HTM - PACE	10.7 %	6.6 %	4.1 %

amalgamated FINANCIAL CORP.

1 Securities book value excludes unrealized Available for Sale (AFS) gain / loss on sale
2 Non-Agency includes corporate bonds and PACE Assessments
3 MBS/ABS does not include PACE assessments
4 Floating rate measures include the effect of interest rate risk hedges
5 Weighted avg. duration calculated using market values of securities

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Reconciliation of Non-GAAP Financials

(in thousands)	As of and for the Three Months Ended December 31, 2024	As of and for the Three Months Ended September 30, 2024	As of and for the Three Months Ended December 31, 2023	As of and for the Year Ended December 31, 2024	As of and for the Year Ended December 31, 2023
Core operating revenue					
Net Interest Income (GAAP)	$ 73,095	$ 72,107	$ 67,319	$ 282,430	$ 261,311
Non-interest income (GAAP)	4,789	8,939	9,406	33,215	29,336
Add: Securities loss	1,003	3,230	2,340	9,698	7,392
Less: ICS one-way sell fee income	(1,347)	(8,085)	—	(17,194)	—
Less: Changes in fair value of loans held-for-sale	4,117	4,265	—	8,383	—
Less: Subdebt repurchase gain	—	(669)	—	(1,076)	(1,417)
Add: Tax (credits) depreciation on solar investments	920	1,089	(3,251)	2,016	(3,251)
Core operating revenue (non-GAAP)	$ 82,577	$ 80,876	$ 75,814	$ 317,472	$ 293,371
Core non-interest expense					
Non-interest expense (GAAP)	$ 41,143	$ 40,964	$ 37,752	$ 159,772	$ 151,247
Add: Gain on settlement of lease termination	—	—	—	499	—
Less: Severance costs	(1)	(241)	(47)	(472)	(665)
Core non-interest expense (non-GAAP)	$ 41,142	$ 40,723	$ 37,705	$ 159,799	$ 150,582
Core net income					
Net Income (GAAP)	$ 24,491	$ 27,942	$ 22,695	$ 106,433	$ 87,979
Add: Securities loss	1,003	3,230	2,340	9,698	7,392
Less: ICS one-way sell fee income	(1,347)	(8,085)	—	(17,194)	—
Less: Changes in fair value of loans held-for-sale	4,117	4,265	—	8,383	—
Less: Subdebt repurchase gain	—	(669)	—	(1,076)	(1,417)
Less: Gain on settlement of lease termination	—	—	—	(499)	—
Add: Severance costs	1	241	47	472	665
Add: Tax (credits) depreciation on solar investments	920	1,089	(3,251)	2,016	(3,251)
Less: Tax on notable items	(1,217)	(19)	227	(473)	(909)
Core net income (non-GAAP)	$ 27,968	$ 27,994	$ 22,058	$ 107,760	$ 90,459

amalgamated FINANCIAL CORP.

28

Reconciliation of Non-GAAP Financials

(in thousands)	As of and for the Three Months Ended			As of and for the Year Ended	
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Tangible common equity					
Stockholders' equity (GAAP)	$ 707,654	$ 698,332	$ 585,364	$ 707,653	$ 585,364
Less: Minority interest	—	(133)	(133)	—	(133)
Less: Goodwill	(12,936)	(12,936)	(12,936)	(12,936)	(12,936)
Less: Core deposit intangible	(1,487)	(1,669)	(2,217)	(1,487)	(2,217)
Tangible common equity (non-GAAP)	$ 693,231	$ 683,594	$ 570,078	$ 693,230	$ 570,078
Average tangible common equity					
Average stockholders' equity (GAAP)	$ 704,373	$ 668,401	$ 554,830	$ 649,343	$ 531,082
Less: Minority interest	(132)	(133)	(133)	(133)	(133)
Less: Goodwill	(12,936)	(12,936)	(12,936)	(12,936)	(12,936)
Less: Core deposit intangible	(1,575)	(1,759)	(2,325)	(1,848)	(2,656)
Average tangible common equity (non-GAAP)	$ 689,730	$ 653,573	$ 539,436	$ 634,426	$ 515,357
Core return on average assets					
Numerator: Core net income (non-GAAP)[1]	$ 27,968	$ 27,994	$ 24,455	$ 107,760	$ 92,837
Denominator: Total average assets (GAAP)	8,311,127	8,393,490	7,980,509	8,264,780	7,876,312
Core return on average assets (non-GAAP)	1.34%	1.33%	1.10%	1.30%	1.15%
Core return on average tangible common equity					
Numerator: Core net income (non-GAAP)[1]	$ 27,968	$ 27,994	$ 24,455	$ 107,760	$ 92,837
Denominator: Average tangible common equity (non-GAAP)	689,730	653,573	539,436	634,426	515,357
Core return on average tangible common equity (non-GAAP)	16.13%	17.04%	16.22%	16.99%	17.55%
Core efficiency ratio					
Numerator: Core non-interest expense (non-GAAP)	$ 41,142	$ 40,723	$ 37,705	$ 159,799	$ 150,582
Denominator: Core operating revenue (non-GAAP)	82,577	80,876	75,814	317,472	293,371
Core efficiency ratio (non-GAAP)	49.82%	50.35%	49.74%	50.33%	51.33%

1 Calculated using Core Net Income (non-GAAP) in the numerator as detailed on page 28 amalgamated FINANCIAL CORP.
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